UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.01 per share	GMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on October 19, 2022. At the Company’s Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 26, 2022 (the “Proxy Statement”). A total of 42,408,455 shares of the Company’s common stock were entitled to vote as of August 25, 2022, the record date for the Annual Meeting. A total of 38,571,601 shares were present in person or represented by proxy at the Annual Meeting, representing approximately 91% of all shares entitled to vote at the Annual Meeting. The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: The election of the five director nominees identified in the Proxy Statement, each for a one-year term or until such earlier time as his or her successor is duly elected and qualified. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Lisa M. Bachmann	37,040,776	597,897	932,928

John J. Gavin	36,855,675	782,998	932,928

Teri P. McClure	36,902,866	735,807	932,928

Randolph W. Melville	37,049,164	589,509	932,928

J. David Smith	36,930,082	708,591	932,928

Pursuant to the foregoing votes, the five director nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional director nominations brought before the Annual Meeting.

Proposal 2:  The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2023. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
38,555,446	7,904	8,251	0

Pursuant to the foregoing vote, the proposal regarding ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2023 was approved.

Proposal 3: The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
37,124,488	494,783	19,402	932,928

Pursuant to the foregoing vote, the proposal regarding advisory approval of the Company’s executive compensation program was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: October 21, 2022	By:	/s/ Scott M. Deakin
		Name:	Scott M. Deakin
		Title:	Chief Financial Officer